Exhibit 10.8

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of June 30, 2018 (the “Amendment”), by and between ConversionPoint Technologies, Inc. (“Parent”), Push Holdings, Inc. (“Push Holdings”), Branded Response, Inc. (“Branded”), Tamble Inc. (“Tamble”), Comiseo, LLC (“Comiseo”), Push Interactive, LLC (“Push Interactive”), Push Properties LLC (“Push Properties”), Tremeta, LLC (“Tremeta”), Base Camp Technologies, LLC (“Base Camp”), Alpine Computing Systems, LLC (“Alpine”), SellPoints, Inc. (“SellPoints”), Montage Capital II, L.P. (“Montage”) and Partners for Growth IV, L.P. (“PFG”). Each of Montage and PFG are also referred to as a “Lender” and collectively referred to as the “Lenders”.

RECITALS

SellPoints and Lenders are parties to that certain Loan and Security Agreement dated as of September 29, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of December 1, 2017 (collectively, the “Agreement”). The parties desire to join Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine as a Borrower under the Agreement and amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.          Each of Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine are hereby added to the Agreement as a “Borrower” thereunder and hereunder and each reference to “Borrower” in the Agreement and any other Transaction Document shall mean and refer to each of SellPoints, Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine, individually and collectively. SellPoints, Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine shall also be referred to, collectively, as the “Borrowers”. Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine each assume, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Agreement and all other Transaction Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Agreement and the other Transaction Documents and all of the representations and warranties contained in the Agreement and the other Transaction Documents with respect to a Borrower. Without limiting the generality of the foregoing, Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, and Alpine each grants to Lenders a security interest in the Collateral (as defined in the Agreement) to secure performance and payment of all Obligations under the Agreement, and authorizes Lenders to file financing statements with all appropriate jurisdictions to perfect or protect Lenders’ interest or rights hereunder and under the Transaction Documents.

2.          The following is added as a new subsection (e) to the end of Section 1.1 of the Agreement:

(e)          The parties acknowledge and agree that the outstanding principal balance of all outstanding Advances outstanding as of the Third Amendment Date is $3,658,000 (the “Existing Loan”) and the Third Tranche Advance and Fourth Tranche Advance have not been, and shall not be, loaned to Borrower. A new Advance of up to $1,500,000 may be made to Borrower on or after December 31, 2018 but before March 31, 2019 (the “New Advance”) upon Borrower’s request and subject to the terms of this Agreement, so long as (i) no Event of Default has occurred and is continuing, (ii) Borrower’s consolidated revenue (determined in accordance with GAAP) for the twelve month period ending on December 31, 2018 is at least 90% of its projected revenue for such period as set forth in Borrower’s Financial Projections, (iii) Borrower’s consolidated EBITDA (determined in accordance with GAAP) for the twelve month period ending on December 31, 2018 is at least 80% of its projected revenue for such period as set forth in Borrower’s Financial Projections, and (iv) Lenders have conducted an in-person meeting with Parent’s management and related due diligence, the results of which are satisfactory to Lender.

3.          The third sentence in Section 1.2(a) of the Agreement is amended and restated in its entirety to read as follows:

In addition to such interest payments, (i) on July 1, 2018 and on the first day of each month thereafter, Borrower shall make twenty four (24) equal monthly principal payments on account of the Existing Loan in the amount of $152,417; and (ii) on the first day of the first month following the New Advance Funding Date and on the first day of each month thereafter, Borrower shall make twenty four (24) equal monthly principal payments on account of the New Advance in the amount of $62,500, or a pro-rated amount thereof, to the extent less than the entire New Advance is advanced.

4.          Section 1.2(d) of the Agreement is amended and restated in its entirety to read as follows:

(d)          Prepayment. Borrower shall have the option to prepay any or all of the Advances made by Lenders under this Agreement, provided that Borrower provides written notice to Lenders of its election to prepay the Advances at least ten (10) days prior to such prepayment, and pays, on the date of such prepayment, (i) the outstanding principal amount of such Advances being repaid, plus (ii) all accrued and unpaid interest thereon, plus (iii) all other sums, if any, that shall have become due and payable under the Transaction Documents and relate to such Advances, plus (iv) a fee equal to (A) 2.0% of the principal amount of any portion of the New Advance being prepaid if such prepayment occurs on or prior to the first anniversary of the New Advance Funding Date, or (B) 1.0% of the principal amount of any portion of the New Advance being prepaid if such prepayment occurs after the first anniversary of the New Advance Funding Date but on or before the second anniversary of the New Advance Funding Date.

5.          The last sentence in Section 1.3 of the Agreement is amended and restated to read as follows:

On the New Advance Funding Date, Borrower shall pay to Lenders a fee in the amount of $30,000, to be allocated between the Lenders in accordance with their respective Pro Rata Share.

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6.          The second sentence in Section 1.5 of the Agreement is amended and restated in its entirety to read as follows:

Borrower shall pay the Deferred Fee in four equal installments of $100,000, with the first installment due and payable on the Third Amendment Date, the second installment due and payable on the thirtieth day after the Third Amendment Date, the third installment due and payable on the sixtieth day after the Third Amendment Date, and the fourth installment due and payable on the ninetieth day after the Third Amendment Date; provided however that all unpaid installments shall become immediately due and payable on the earlier of (i) the date the Advances are repaid in full or become due and payable, (ii) any Change in Control, or (iii) the a sale, lease or other disposition of all or a material portion of the assets of a Borrower or Parent.

7.          Sections 5.1(i), (ii) and (iii) of the Agreement are amended and restated in their entirety to read as follows:

(i)          as soon as available, but in any event within forty-five (45) days after the last day of each quarter, quarterly company-prepared consolidated financial statements, and within forty five (45) days after the last day of each quarter, quarterly company-prepared consolidating financial statements, each in form and substance satisfactory to Lenders and prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments) along with a Compliance Certificate in the form attached hereto as Exhibit A, duly executed by an officer of Borrower;

(ii)         as soon as available, but in any event within one hundred eighty (180) days after the end of Borrower’s fiscal year, commencing with the fiscal year ending December 31, 2017, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion (except that such otherwise unqualified opinion on financial statements may contain a qualification as to going concern typical for venture backed companies similar to Borrower) on such financial statements of an independent certified public accounting firm reasonably acceptable to Lenders;

(iii)        as soon as available, but in any event within thirty (30) days after the last day of each month, (w) copies of statements for all of Borrowers’ bank accounts, (x) a management report which shall include Borrowers’ monthly revenue (including deferred revenue) and cash position, (y) aged listings by invoice date of accounts payable and accounts receivable, and (z) a Compliance Certificate in the form attached hereto as Exhibit A, duly executed by an officer of Borrower;

8.          Section 5.3 of the Agreement is amended and restated in its entirety to read as follows:

5.3           Financial Covenants.

(a)          Minimum Cash. Borrowers’ Unrestricted Cash shall be at least $5,000,000, measured as of the last day of each month; provided however, Borrowers’ failure to comply with the foregoing minimum cash requirement as of the last day of any calendar quarter (the “Measurement Date”) shall not constitute an Event of Default if Parent’s consolidated revenue (as determined in accordance with GAAP) and Parent’s EBITDA for the trailing three month period ending on the Measurement Date is at least the amounts set forth below:

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Trailing 3 Month Period Ending On:	Minimum EBITDA (Maximum EBITDA Loss)	Minimum Revenue
June 30, 2018	$(2,037,000.00)	$9,000,000.00
September 30, 2018	$351,000.00	$16,000,000.00
December 31, 2018	$1,750,000.00	$18,000,000.00
March 31, 2019	$388,000.00	$15,000,000.00
June 30, 2019	$182,000.00	$16,000,000.00
September 30, 2019	$1,021,000.00	$18,000,000.00
December 31, 2019	$1,750,000.00	$20,000,000.00
March 31, 2020	$427,000.00	$12,000,000.00

9.          Section 5.8 of the Agreement is amended and restated in its entirety to read as follows:

5.8           [Intentionally Omitted].

10.         The following is added as a new Section 5.12 to the end of Section 5 of the Agreement:

5.12         Co-Borrower Covenants. Within 90 days of the Third Amendment Date, Borrower shall deliver to Lender each of the following, in form and substance satisfactory to Lender, (a) with respect to each to Borrower joined to this Agreement as of the Third Amendment Date: (i) account control agreements with respect to each account maintained by such Borrower, (ii) ACH Authorization forms executed by each Borrower and (iii) insurance certificates with respect to each Borrower’s insurance policies; and (b) subordination agreement(s) executed by all of the holders of convertible notes listed on Exhibit B.

11.         Section 7 of the Agreement is amended and restated in its entirety to read as follows:

7.          [Intentionally Omitted].

12.         Subsections (a)(iii), (b) and (d) of Section 8.1 of the Agreement are hereby amended to replace each instance of “$50,000” with “$125,000”.

13.         Section 8.1(g) of the Agreement is amended and restated to read as follows:

(g)          [Intentionally Omitted];

14.         The following definition in Section 14 of the Agreement is amended and restated in its entirety to read as follows:

“Maturity Date” means (i) with respect to the Existing Loan, May 31, 2020; and (ii) with respect to the New Advance, the second anniversary of the New Advance Funding Date.

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15.         The following definitions are added to Section 14 of the Agreement:

“Financial Projections” means Parent’s board-approved financial projections approved by Lenders.

“New Advance Funding Date” means the date the New Advance is loaned to Borrower.

“Third Amendment Date” means June __, 2018.

“Unrestricted Cash” means Borrowers’ unrestricted cash maintained in accounts that are subject to account control agreement(s) in favor of Lenders and in form and substance satisfactory to Lenders.

16.         Clause (e) of the definition of “Permitted Indebtedness” set forth in Section 14 of this Agreement is amended and restated in its entirety to read as follows:

(e) Subordinated Debt, including the outstanding debt listed on Exhibit B attached hereto, subject to a subordination agreement in form and substance satisfactory to Lender in compliance with Section 5.12;

17.         Clause (h) of the definition of “Permitted Indebtedness” set forth in Section 14 of this Agreement is amended and restated in its entirety to read as follows:

(h) other unsecured Indebtedness in an aggregate principal amount outstanding not to exceed One Hundred Twenty Five Thousand Dollars $(125,000).

18.         Clause (f) of the definition of “Permitted Investments” set forth in Section 14 of this Agreement is hereby amended to replace “$75,000” with “$125,000”

19.         Clause (h) of the definition of “Permitted Investments” set forth in Section 14 of this Agreement is hereby amended to replace “$50,000” with “$125,000”.

20.         The following is added as a new Section 15 to the end of the Agreement:

15.         CO-BORROWERS.

15.1         Co-Borrowers. Borrowers are jointly and severally liable for the Obligations and Lenders may proceed against one Borrower to enforce the Obligations without waiving its right to proceed against any other Borrower. This Agreement and the Transaction Documents are a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Lenders and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of the Credit Extensions were advanced to such Borrower. Lenders may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation advance request forms and compliance certificates. Each Borrower appoints each other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of all Borrowers, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Lenders on behalf of each Borrower for any Credit Extension, any waivers and any consents. This authorization cannot be revoked, and Lenders need not inquire as to one Borrower’s authority to act for or on behalf of another Borrower.

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15.2         Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives, until all Obligations are paid in full and Lenders have no further obligation to make Credit Extensions to Borrowers, all rights that it may have at law or in equity (including, without limitation, any law subrogating a Borrower to the rights of Lenders under the Transaction Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by a Borrower with respect to the Obligations in connection with the Transaction Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by a Borrower with respect to the Obligations in connection with the Transaction Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Lenders and such payment shall be promptly delivered to Lenders for application to the Obligations, whether matured or unmatured.

15.3         Waivers of Notice. Each Borrower waives, to the extent permitted by law, notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default except as set forth herein; notice of the amount of the Obligations outstanding at any time; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase a Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; and all other notices and demands to which a Borrower would otherwise be entitled by virtue of being a co-borrower or a surety. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Lenders’ failure at any time to require strict performance by any Borrower of any provision of the Transaction Documents shall not waive, alter or diminish any right of Lenders thereafter to demand strict compliance and performance therewith. Each Borrower also waives any defense arising from any act or omission of Lenders that changes the scope of a Borrower’s risks hereunder. Each Borrower hereby waives any right to assert against Lenders any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Lenders with respect to the Obligations in any manner or whatsoever.

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15.4         Subrogation Defenses. Until all Obligations are paid in full and Lenders have no further obligation to make Credit Extensions to Borrowers, each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899, and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, as those statutory provisions are now in effect and hereafter amended, and under any other similar statutes now and hereafter in effect.

15.5         Right to Settle, Release.

(a)          The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Lenders may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b)          Without notice to any given Borrowers and without affecting the liability of any given Borrowers hereunder, Lenders may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to any other Borrower by written agreement with such other Borrower, (ii) grant other indulgences to another Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to any other Borrower by written agreement with such other Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

15.6         Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations and a Borrower holding the indebtedness shall take all actions reasonably requested by Lenders to effect, to enforce and to give notice of such subordination.

21.         Exhibit A to the Agreement is replaced in its entirety with the Exhibit A attached hereto.

22.         Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

23.         Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

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24.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

25.         As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)          this Amendment, duly executed by Borrowers;

(b)          corporate resolutions and incumbency certificates executed by SellPoints, Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties Tremeta, Base Camp and Alpine;

(c)          intellectual property security agreement(s) and domain names assignment(s) executed by Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties Tremeta, Base Camp and Alpine;

(d)          payment of an amendment fee equal to $75,000 (to be allocated between the Lenders in accordance with their respective Pro Rata Share), plus an amount equal to all Lender Expenses incurred through the date of this Amendment; and

(e)          such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

LENDERS:

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael J. Rose

Name:	Michael J. Rose

Title:	Managing Director

PARTNERS FOR GROWTH IV, L.P.

By:	/s/ Geoffrey Allan

Name:	Geoffrey Allan

Title:	Manager, Partners for Growth IV, LLC its General Partner

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

SELLPOINTS, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	CEO

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

CONVERSIONPOINT TECHNOLOGIES, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

PUSH HOLDINGS, INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

BRANDED RESPONSE, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

TAMBLE, INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

PUSH INTERACTIVE, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

PUSH PROPERTIES LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

TREMETA, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Manager

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

BASE CAMP TECHNOLOGIES, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Loan and Security Agreement as of the first date above written.

BORROWER:

ALPINE COMPUTING SYSTEMS, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

EXHIBIT A
COMPLIANCE CERTIFICATE

Note:	Please send all required reporting to:

Montage Capital II, L.P.	and	Partners For Growth IV, L.P.
900 East Hamilton Avenue, Suite 100		150 Pacific Avenue
Campbell, CA 95008		San Francisco, CA 94111
Fax: (408) 659-2318		Attn: Chief Financial Officer
Email: mrose@montagecapital.com		Fax (415) 781-0510; email: notices@pfgrowth.com

BORROWERS: ConversionPoint Technologies, Inc.

The undersigned authorized officer of ConversionPoint Technologies, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lenders (the “Agreement”). Borrower is in complete compliance for the period ending __________________ with all required covenants, except as noted below; and all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (provided that any representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such specific date), except as noted below.

Attached herewith are the required documents supporting the above certification. The authorized officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except (i) as explained in an accompanying letter or footnotes and (ii) with respect to unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANT	REQUIRED	COMPLIES
Monthly financial statements	Monthly within 30 days	Yes	No
Copies of bank account statements	Monthly within 30 days
A/R & A/P Agings	Monthly within 30 days	Yes	No
Revenues (including deferred) schedule	Monthly within 30 days
Compliance Certificate	Monthly within 30 days	Yes	No
Quarterly consolidating financial statements + Compliance Cert	Quarterly within 45 days	Yes	No
Annual consolidated and consolidating financial statements (CPA Audited)	FYE within 180 days	Yes	No
Annual financial projections for upcoming year	Within 30 days of FYE
Tax returns	Within 15 days of filing	Yes	No

FINANCIAL COVENANTS	REQUIRED	ACTUAL			COMPLIES

Minimum Unrestricted Cash (monthly)	$5,000,000	$	________	*	Yes	No
*If less than $5,000,000 as of any quarter-end measurement date, then:
Quarterly EBITDA for 3-month period ending on:
June 30, 2018	$(2,037,000)
September 30, 2018	$351,000	$	________		Yes	No
December 31, 2018	$1,750,000	$	________		Yes	No
March 31, 2019	$388,000	$	________		Yes	No
June 30, 2019	$182,000	$	________		Yes	No
September 30, 2019	$1,021,000	$	________		Yes	No
December 31, 2019	$1,750,000	$	________		Yes	No
March 31, 2020	$427,000	$	________		Yes	No
Quarterly revenue for 3-month period ending on:
June 30, 2018	$9,000,000
September 30, 2018	$16,000,000	$	________		Yes	No
December 31, 2018	$18,000,000	$	________		Yes	No
March 31, 2019	$15,000,000	$	________		Yes	No
June 30, 2019	$16,000,000	$	________		Yes	No
September 30, 2019	$18,000,000	$	________		Yes	No
December 31, 2019	$20,000,000	$	________		Yes	No
March 31, 2020	$12,000,000	$	________		Yes	No

Please attach any comments as additional pages.

ConversionPoint Technologies, Inc.

Signature

Name

Title

Date

EXHIBIT B

OUTSTANDING DEBT

ConversionPoint Technologies, Inc.

Debt Rollforward

As of May 31, 2018

				Balance	Accrued interest
Notes Description	Interest Rate	Maturity Date	Entity	at 5/31/18	at 5/31/18

Term loan payable	12.25%	5/31/2020	Sellpoints	3,658,000
Loan payable	10.00%	N/A	Sellpoints	118,814	-	*
Bridge note payable	13.50%	8/7/2018	CPT	50,000	2,888
Promissory bridge note payable	14.00%	2/28/2019	Sellpoints	2,395,000	-
Total current portion notes payable				6,221,814	2,888

Convertible note payable	15.00%	4/30/2019	BR	750,000	16,875
Convertible note payable	15.00%	4/30/2019	BR	500,000	6,250
Convertible note payable	15.00%	4/30/2019	BR	540,000	152,325
Friends & family convertible notes payable	10.00%	4/30/2019	CPT	1,551,850	125,089
Total convertible notes payable				3,341,850	300,539	**

Convertible note payable - related party	0.00%	4/30/2019	BR	225,000	-
Convertible note payable - related party	0.00%	4/30/2019	BR	100,000
Convertible note payable - related party	10.00%	4/30/2019	CPT	50,000	-
Total convertible notes payable - related party				3/S,000

				9,938,664	303,426

*Sellpoints pays 1% of net sales on a monthly basis as principal until the loan is paid off.

**Convertible notes are automatically converted to common stock upon a Qualified Public Offering ("QPO") at the price paid per share by the investors in the QPO.